UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2007

ROLLINS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

ATLANTA, GEORGIA, On October 23, 2007, Rollins, Inc. issued a press release titled, “Rollins, Inc. Announces Three-for-Two Stock Split and Declares Dividend,” that announced that its Board of Directors has approved a three-for-two split of the Company’s outstanding common stock and declared a quarterly dividend of $0.075 per share to be paid on pre-split shares. The Company hereby incorporates by reference herein the information set forth in its Press Release dated October 23, 2007, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Dated October 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: October 23, 2007	By:	/s/ Harry J. Cynkus
	Name:	Harry J. Cynkus
	Title:	Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

3